CLEARVIEW INVESTMENTS, LTD.
                       2000 East Lamar Blvd., Suite 150
                            Arlington, Texas 76006

                               November 7, 1997

Factory Outlet Centre Limited Liability Company
c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road
Site A-200
Bannockburn, Illinois  60015

RE: Agreement of Sale dated as of August 25, 1997 between Insignia Commercial Investments Group, Inc. ("Assignor") and Factory Outlet Centre Limited Liability Company ("Seller") for the purchase and sale of property known as the Factory Outlet Center in Kenosha, Wisconsin ("Property") as amended by September 8, 1997 Letter Agreement, as amended by October 7, 1997 Letter Agreement, and as assigned on October 24, 1997 to Clearview Investments, Ltd. ("Assignee") herein referred to as Purchaser

Dear Madam or Sir:

     Under the above referenced Agreement of Sale, the Purchase Price (as defined herein) is $15,000,000.00, the Inspection Period, as defined therein, expires on November 17, 1997 and the Closing Date, as defined therein, was to be December 15, 1997.

     This letter shall confirm that Seller, has among other things, agreed to provide Purchaser with additional time to conduct investigations and studies of the Property. It shall be at Purchaser's sole discretion, whether to elect to purchase the Property, or to terminate the Agreement of Sale, as provided in
Article 7 thereof.

     The Inspection Period shall be revised to end at 5:00 p.m. Chicago time on November 24, 1997 and the Closing Date shall be December 15, 1997.

     Except as provided herein, the Agreement of Sale shall remain unmodified and in full force and effect.

     The date that Purchaser shall release the Earnest Money to Seller pursuant to the Consent to Assignment of the agreement dated October 24, 1997 shall be revised from November 17, 1997 to November 24, 1997.

     If the amendments to the Agreement of Sale provided in this letter are acceptable, please indicate your agreement on behalf of Seller, where indicated below.

                    Sincerely,

                    CLEARVIEW INVESTMENTS, LTD.
                    By:  Redbud Capital, Inc.
                         Its general partner

                    By:  /s/Carla B. Fulton
                           ------------------------------------
                    Title:  Carla B. Fulton, Vice President

Agreed and Accepted this 7th day of November, 1997

Factory Outlet Centre Limited Liability Company
By:  Outlet Centre Investors, a member

     By:  Balcor Partners-XXI, its general partner

          By:  /s/ Michael J. Becker
                 ------------------------------
          Name:  Michael J. Becker
          Its:   Authorized Representative

cc:  Michael R. Horowitz